UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 23, 2020, Viking Energy Group, Inc. (“Viking” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Camber Energy, Inc. (“Camber”), pursuant to which Camber would acquire (the “Acquisition”) 236,470,588 shares of Viking common stock (the “Shares”), constituting 51% of the common stock of Viking (the “Viking Shares”), in consideration of (i) the payment of $10,900,000 in cash by Camber to Viking (the “Cash Purchase Price”), and (ii) Camber canceling $9,200,000 in promissory notes previously issued to Camber by Viking (the February 3, 2020 promissory note for $5,000,000, and the June 25, 2020 promissory note for $4,200,000, collectively the “Viking Notes”). Pursuant to the Purchase Agreement, Viking is obligated to issue additional shares of Viking common stock to Camber to ensure that Camber shall own at least 51% of the common stock of Viking through July 1, 2022.

In connection with the Acquisition, effective December 23, 2020, Viking also entered into (i) a termination agreement with Camber terminating the Amended and Restated Agreement and Plan of Merger, dated August 31, 2020, as amended to date (the “Termination Agreement”), and (ii) an Assignment of Membership Interests with Camber pursuant to which Camber assigned Camber’s interests in one of Viking’s subsidiaries, Elysium Energy Holdings, LLC, back to Viking (the “Assignment”). Also in connection with the Acquisition, effective December 23, 2020, Camber (i) borrowed $12,000,000 from an institutional investor (the “Investor”); (ii) issued the Investor a promissory note in the principal amount of $12,000,000 (the “Investor Note”), accruing interest at the rate of 10% per annum and maturing December 11, 2022, or immediately if Camber has not either consummated a merger with Viking by March 11, 2021, or increased its authorized capital stock by such date; (iii) granted the Investor a first-priority security interest in the Viking Shares and Camber’s other assets pursuant to a Security Agreement-Pledge (the “Pledge Agreement”), and a general security agreement (the “Security Agreement”), respectively; and (iv) entered into an amendment to Camber’s $6,000,000 promissory note previously issued to the Investor dated December 11, 2020 (such note the “Additional Investor Note”), amending the acceleration provision of the note to provide that the note repayment obligations would also not accelerate if Camber has increased its authorized capital stock by March 11, 2021 (such amendment the “Note Amendment”). In order to close the Acquisition, effective December 23, 2020, Viking entered into a Guaranty (the “Guaranty”) guaranteeing repayment of the Investor Note and Additional Investor Note.

On December 23, 2020, the Investor Note was funded, and Viking and Camber closed the Acquisition, with Camber paying the Cash Purchase Price to Viking and cancelling the Viking Notes, and Viking issuing the Shares to Camber. At the closing, James Doris and Frank Barker, Jr., Viking’s CEO and CFO, were appointed the CEO and CFO of Camber, and Mr. Doris was appointed a member of the Board of Directors of Camber.

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The foregoing descriptions of the Purchase Agreement, Termination Agreement, Assignment, Investor Note, Pledge Agreement, Security Agreement, and Note Amendment do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Termination Agreement, Assignment, and form of Guaranty, Investor Note, Pledge Agreement, Security Agreement and Note Amendment, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K, respectively, and incorporated in this Item 1.01 by reference in their entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.02. The Shares were sold to Camber in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the issuance did not involve a public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 24, 2020, Viking filed with the State of Nevada an amendment to its Certificate of Designation for the Company’s Series C Preferred Stock, pursuant to which: (i) each share of Viking Series C Preferred Stock would not be entitled to any voting rights so long as Camber owns or is entitled to own at least 51% of Viking’s outstanding shares of common stock and James Doris remains a director and Chief Executive Officer of Camber, and would otherwise entitle the holder of a share of preferred stock to 37,500 votes on all matters submitted to the vote of the stockholders of the Company; (ii) and each share of Series C Preferred Stock would be convertible into 37,500 shares of Viking common stock, except that upon any business combination of Viking and Camber whereby Camber acquires substantially all of the outstanding assets or common stock of Viking (a “Combination”), each share of preferred stock would convert into the greater of (A) 25,000,000 common shares of Camber (or a number of preferred shares of Camber convertible into that number of common shares of Camber), or (B) that number of common shares of Camber that 25,000,000 shares of Viking common stock at that time would be convertible or exchange into in the Combination (or a number of preferred shares of Camber convertible into such number of common shares of Camber). No additional shares of preferred stock have been issued.

The foregoing description of the amendment to the Company’s Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated in this Item 5.03 by reference in its entirety.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Designation of Series C Preferred Stock
10.1*	Securities Purchase Agreement, by and between Camber Energy, Inc. and Viking Energy Group, Inc., dated December 22, 2020
10.2	Mutual Termination Agreement, by and between Camber Energy, Inc. and Viking Energy Group, Inc., dated December 22, 2020
10.3	Assignment of Membership Interests, by and between Camber Energy, Inc. and Viking Energy Group, Inc., dated December 22, 2020
10.4	Form of Guaranty issued by Viking Energy Group, Inc., dated December 22, 2020
99.1	Form of Investor Note issued by Camber Energy, Inc. to the Investor Named Therein
99.2	Form of Pledge Agreement, by and between Camber Energy, Inc. and Viking Energy Group, Inc., dated December 22, 2020
99.3	Form of Security Agreement, by and between Camber Energy, Inc. and the Investor Named Therein, dated December 22, 2020
99.4	Form of First Amendment to 10% Secured Promissory Note, by and between Camber Energy, Inc. and the Investor Named Therein, dated December 22, 2020

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: December 28, 2020	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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